Exhibit 10.1

Plus Therapeutics, Inc.

Series F Preferred Stock

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS AGREEMENT, dated as of March 3, 2023, is by and between Plus Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”). In consideration of the mutual promises contained herein, and other good, valuable and adequate consideration, the parties hereto agree as follows:

1. Agreement of Sale; Closing. The Company agrees to sell to Subscriber, and Subscriber agrees to purchase from the Company, one (1) share of the Company’s Series F Preferred Stock, par value $0.001 per share (the “Securities”), which Securities shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”) in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Subscriber hereby acknowledges and agrees to the entire terms of the Certificate of Designation, including, without limitation, the voting rights in Section 3, the restrictions on transfer of the Securities in Section 5 and the redemption of the Securities pursuant to Section 6 of the Certificate of Designation. The purchase price will be paid by the Subscriber to the Company in cash at the price of $1,000 per share.

2. Representations and Warranties of the Company. In consideration of the Subscriber’s offer to purchase the Securities, the Company hereby represents and warrants to the Subscriber as follows:

a. Authority. The Company has been duly incorporated and is validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

b. Due Authorization. The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in Certificate of Designation.

3. Representations and Warranties of Subscriber. In consideration of the Company’s offer to sell the Securities, and in addition to the purchase price to be paid, Subscriber hereby covenants, represents and warrants to the Company as follows:

a. Information About the Company.

i. Subscriber is aware that the Company has limited revenue, is not profitable and that its financial projections and future are purely speculative.

ii. Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management, and financial and compliance affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company.

iii. Subscriber has been advised to seek legal counsel and financial and tax advice concerning Subscriber’s investment in the Company hereunder.

b. Restrictions on Transfer. Subscriber covenants, represents and warrants that the Securities are being purchased for Subscriber’s own personal account and for Subscriber’s individual investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities, and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. Moreover, Subscriber acknowledges that any of the aforementioned actions will require the prior written consent of the Company’s board of directors pursuant to the Certificate of

Designation. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained by Subscriber for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the covenants, warranties and representations set forth above. Subscriber understands that the Securities have not been registered under the Securities Act, or any state or foreign securities laws in reliance on exemptions from registration under these laws, and that, accordingly, the Securities may not be resold by the undersigned (i) unless they are registered under both the Securities Act and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration, and (ii) except in compliance with Section 5 of the Certificate of Designation, which requires the prior written consent of the Company’s board of directors. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities (i) unless a registration statement relating thereto has been duly filed and become effective under the Securities Act and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances, and (ii) except in compliance with Section 5 of the Certificate of Designation. There is not currently, and it is unlikely that in the future there will exist, a public market for the Securities; and accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Securities for an indefinite period.

c. High Degree of Economic Risk. Subscriber realizes that an investment in the Securities involves a high degree of economic risk to the Subscriber, including the risks of receiving no return on the investment and/or of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

d. General Solicitations. Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of Subscriber, any other general solicitation or general advertisement.

e. No Rule 506 Disqualifying Activities. Subscriber has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of Regulation D promulgated under the Securities Act.

f. Suitability. Subscriber has such knowledge and experience in financial, legal and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, Subscriber’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

g. Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents, representatives, employees or affiliates or subsidiaries. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Under penalties of perjury, Subscriber certifies that Subscriber is not subject to back-up withholding either because Subscriber has not been notified that Subscriber is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to back-up withholding.

h. Residence. Subscriber’s present principal residence or business address, and the location where the securities are being purchased, is located in the State of Texas.

i. Limitation Regarding Representations.

i. Except as set forth in this Agreement, no covenants, representations or warranties have been made to Subscriber by the Company or any agent, representative, employee, director or affiliate or subsidiary of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained herein and the results of independent investigation by Subscriber without any influence by Company or those acting on Company’s behalf. Subscriber agrees it is not relying on any oral or written information not expressly included in this Agreement, including but not limited to the information which has been provided by the Company, its directors, its officers or any affiliate or subsidiary of any of the foregoing, as investment advice or a recommendation to purchase the Securities.

ii. Subscriber confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, Subscriber is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

j. Authority.

i. Entity. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that (a) the undersigned was not organized for the specific purpose of acquiring the Securities and (b) this Agreement has been duly authorized by all necessary action(s) on the part of the undersigned, has been duly executed by an authorized officer, agent or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

ii. Individual. If the undersigned is an individual, the undersigned is of legal age.

4. Legend. Subscriber consents to the notation of the Securities with the following legend reciting restrictions on the transferability of the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED, WITHOUT FIRST OBTAINING (I) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER LAWFULLY IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION. MOREOVER, THESE SECURITIES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATION OF SERIES F PREFERRED STOCK, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5. Accredited Status. Subscriber covenants, represents and warrants that it qualifies as an “accredited investor” as that term is defined in Regulation D under the Securities Act. The information provided under this section of the Agreement is required in connection with the exemptions from the Securities Act and state securities laws being relied on by the Company with respect to the offer and sale of the Securities. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth above.

6. Holding Status. Subscriber desires that the Securities be held as set forth on the signature page hereto.

7. Confidentiality. Subscriber will make no written or other public disclosures regarding the Company and its business, the terms or existence of the proposed or actual sale of Securities or regarding the parties to the proposed or actual sale of Securities to any individual or organization without the prior written consent of the Company, except as may be required by law.

8. Notice. Correspondence regarding the Securities should be directed to Subscriber at the address provided by Subscriber to the Company in writing. Subscriber is a bona fide resident of the State of Texas.

9. No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, shall be assignable or otherwise transferable, restricted or limited by Subscriber without prior written consent of the Company. Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate, modify or revoke this Agreement in any way and that the Agreement shall survive the death, incapacity or bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

10. Indemnification. The Company agrees to indemnify and hold harmless the Subscriber and each current and future officer, director, employee, agent, representative and shareholder, if any, of the Subscriber from and against any and all costs, loss, damage or liability associated with this Agreement and the issuance and voting of the Securities.

11. Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscriber and the Company. No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

12. Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers, directors, agents or representatives of the Company.

13. Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties hereunder, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction, be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

14. Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

15. Survival of Covenants, Representations and Warranties. Subscriber understands the meaning and legal consequences of the agreements, covenants, representations and warranties contained herein, and agrees that such agreements, covenants, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment by Subscriber for the Securities.

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For good, valuable and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees that by signing this Subscription and Investment Representation Agreement, and upon acceptance hereof by the Company, that the terms, provisions, obligations and agreements of this Agreement shall be binding upon Subscriber, and such terms, provisions, obligations and agreements shall inure to the benefit of and be binding upon Subscriber and its successors and assigns.

INDIVIDUAL(S):

/s/ Richard J. Hawkins
Name: Richard J. Hawkins

Number of Shares Purchased: 1

Purchase Price Per Share: $1,000

Aggregate Purchase Price: $1,000

The Subscriber desires that the Securities be held as follows (check one):

☒	Individual Ownership	☐	Corporation
☐	Community Property	☐	Trust
☐	Jt. Tenant with Right of Survivorship	☐	Limited Liability Company
	(both parties must sign)	☐	Partnership
☐	Tenants in Common	☐	Other (please describe):

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement:

PLUS THERAPEUTICS, INC.

By:	/s/ Andrew Sims
Name:	Andrew Sims
Title:	Vice President and Chief Financial Officer

Exhibit A

PLUS THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES F PREFERRED STOCK

See attached.